                                                                   Exhibit 10.1

===============================================================================
FIRST AMENDMENT TO
LOAN AND SECURITY AGREEMENT                      BANKBOSTON RETAIL FINANCE INC.
                                                                          AGENT
===============================================================================

                                                                July 17, 1998

      THIS FIRST AMENDMENT is made to the Loan and Security Agreement (the "LOAN AGREEMENT") dated as of January 30, 1998, between

           BankBoston Retail Finance Inc. (in such capacity, the "AGENT"), a Delaware corporation with offices at 40 Broad Street Boston, Massachusetts 02109, as agent for the ratable benefit of the "LENDERS", who are, at present, those financial institutions identified on the signature pages of the within Agreement and who in the future are those Persons (if any) who become "Lenders" in accordance with the provisions of Section 2-18 of the Loan Agreement,

           and

           Factory Card Outlet of America, Ltd. (hereinafter, the "BORROWER"), an Illinois corporation with its principal executive offices at 2727 Diehl Road, Naperville, Illinois 60563 in consideration of the mutual covenants contained herein and benefits to be derived herefrom,


                                                WITNESSETH:

      1. AGREEMENT TO AMEND

      Provided each of those "Conditions to Amendment" set forth in Section 2, below, is satisfied on or before July 31, 1998, the Loan Agreement shall be amended, as set forth below, such amendment to take effect contemporaneous with the making of the Tranche B Loan (as described in the Amendments to Article 1 of the Loan Agreement, below):

      ARTICLE 1 of the Loan Agreement is Amended so that the Definitions of the following terms, included therein, read as follows:

      "APPLICABLE ADVANCE RATE": The following percentage during the period indicated:

         ----------------------------------------------------------------------
           FROM                        TO                  RATE
         ----------------------------------------------------------------------
           December 1                  March 31            50%
         ----------------------------------------------------------------------
           April 1                     June 30             55%
         ----------------------------------------------------------------------
           July 1                      August 31           50%
         ----------------------------------------------------------------------
           September 1                 November 30         55%       50%
                                                           (1998)    (1999
                                                                     and 2000)
         ----------------------------------------------------------------------

"Base Margin Rate": (a) Base plus 50  Basis Points, subject, however, to reduction as provided in (b) and (c) of this Definition.

                    (b) Base plus 25 Basis Points, commencing not more than 10
            Business Days after the Agent's being providing with a certificate, from the Borrower's accountants, which confirms (with supporting calculations) that the Borrower's Consolidated EBITDA for its fiscal year ending in January, 1999, was not less than $14,000,000.00, but only if the Borrower's average daily Excess Availability, during its fiscal month of January, 1999, was not less than $4,000,000.00 and no Event of Default has occurred.

                    (c) Base, commencing not more than 10 Business Days after
            the Agent's being providing with a certificate, from the Borrower's accountants, which confirms (with supporting calculations) that the Borrower's Consolidated EBITDA for its fiscal year ending in January, 2000, was not less than $19,000,000.00, but only if the Borrower's average daily Excess Availability, during its fiscal month of January, 2000, was not less than $10,000,000.00 and no Event of Default has occurred.

            In all instances, the "Base Margin Rate" shall be determined on a 360 day year and actual days elapsed.

"BUSINESS PLAN":    The Borrower's annual business plan dated June 24, 1998
            which has been furnished to the Agent, and the projections hereafter furnished to the Agent in accordance with the provisions of Section 5-11(c) hereof.

"CONSOLIDATED EBITDA": The Borrower's Consolidated  earnings (excluding any non-cash restructuring charges, non-cash write-offs or write-downs of capital assets) before interest, taxes, depreciation, and amortization, each as determined in accordance with GAAP.

"EXCESS PACKAWAY INVENTORY": (a) Until December 31, 1998:
            Packaway Inventory then having an aggregate Cost in excess of the product of (a) the per store cost for Packaway Inventory for the relevant month, as set forth on EXHIBIT 1-0(b), annexed hereto, multiplied by (b) the number of Stores in operation on the first day of the relevant month,

                   (b) On and after January 1,1999:

            Packaway Inventory having a Cost in excess of the following percentage of all Inventory:

                   ------------------------------------------------------------
                    FROM                TO                   PERCENTAGE
                   ------------------------------------------------------------
                    January 1, 1999     June 29, 1999        6%
                   ------------------------------------------------------------
                    June 30, 1999       January 30, 2000     5%
                   ------------------------------------------------------------
                    January 31, 2000    Maturity Date        3%
                   ------------------------------------------------------------

"LIBOR MARGIN":    (a) 250 Basis Points, subject, however, to reduction as
            provided in (b) and (c) of this Definition.

                   (b) 225 Basis Points, commencing not more than 10 Business
            Days after the Agent's being providing with a certificate, from the Borrower's accountants, which confirms (with supporting calculations) that the Borrower's Consolidated EBITDA for its fiscal year ending in January, 1999, was not less than $14,000,000.00, but only if the Borrower's average daily Excess Availability, during its fiscal month of January, 1999, was not less than $4,000,000.00 and no Event of Default has occurred.

                   (c) 200 Basis Points, commencing not more than 10 Business
            Days after the Agent's being providing with a certificate, from the Borrower's accountants, which confirms (with supporting calculations) that the Borrower's Consolidated EBITDA for its fiscal year ending in January, 2000, was not less than $19,000,000.00, but only if the Borrower's average daily Excess Availability, during its fiscal month of January, 2000, was not less than $10,000,000.00 and no Event of Default has occurred.

"LOAN DOCUMENTS": The within Agreement, each instrument and document executed and/or delivered as contemplated by Article 3, below, and each other instrument or document from time to time executed and/or delivered in connection with the arrangements contemplated hereby or in connection with any transaction with the Agent or any Lender or any Affiliate of the Agent or any Lender, including, without limitation, any transaction which arises out of any cash management, depository, investment, letter of credit, interest rate protection, or equipment leasing services provided by the Agent or any Lender or any


                                    ..3..

       Affiliate of the Agent or any Lender, as each may be amended from time to time. (The "Loan Documents" do not include any Tranche B Loan Documents).

       "YEAR 2000 PROBLEM": The risk that a computer application which is material to the operation of the Borrower is unlikely to recognize certain dates or properly perform date sensitive functions involving dates prior to and after December 31, 1999.

       ARTICLE 1 of the Loan Agreement is amended by the addition of the following Definitions in alphabetical order therein:


       "CONSOLIDATED FIXED CHARGES": Cash payments for Consolidated Capital
            Expenditures and income taxes.

       "CONSOLIDATED FIXED CHARGE RATIO": The following, for the period being calculated:

               (Consolidated EBITDA minus Consolidated Fixed Charges) (Cash payments of principal of all funded debt other than the Revolving Credit plus cash payments of interest on all funded debt plus cash payments on Capital Leases)


      "CONSOLIDATED CAPITAL EXPENDITURES": Cash payments for the purchase of assets or the incurrence of liabilities, the purchase or incurrence of which may be capitalized in accordance with GAAP.

       "TRANCHE B LENDER": Back Bay Capital, LLC, a Delaware limited partnership with its offices at 40 Broad Street, Boston, Massachusetts.

       "TRANCHE B LOAN": The $10,000,000.00 term loan made to the Borrower on or about July 17, 1998, by the Tranche B Lender.

       "TRANCHE B LOAN AGREEMENT": The Loan and Security Agreement between the
            Borrower and the Tranche B Lender pursuant to which the Tranche B Loan was made, as amended from time to time.


       "TRANCHE B LOAN DOCUMENTS": "Loan Documents" as defined in the Tranche B
            Loan Agreement.

       "UMBRELLA CAP":  Described in Section 2-1(e).


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       "TRAILING TWELVE MONTH CONSOLIDATED EBITDA CERTIFICATE."

       ARTICLE 1 is amended by the deletion of the following Definitions included therein:

       "TRAILING TWELVE MONTH CONSOLIDATED NET INCOME CERTIFICATE"

       "TRAILING TWELVE MONTH"

       SECTION 2-1(a) of the Loan Agreement is amended to read as follows:
         (a) The Lenders hereby establish a revolving line of credit (the "REVOLVING CREDIT") in the Borrower's favor pursuant to which each Lender, subject to, and in accordance with, the within Agreement, acting through the Agent, shall make loans and advances and otherwise provide financial accommodations to and for the account of the Borrower as provided herein, in each instance equal to that Lender's Commitment Percentage of Availability, up to the maximum amount of that Lender's Dollar Commitment, but subject, commencing on October 1, 1999, to the Umbrella Cap. The amount of the Revolving Credit shall be determined by the Agent by reference to Availability, as determined by the Agent from time to time hereafter. All loans made under this Agreement, and all of the Borrower's other Liabilities under or pursuant to this Agreement, are payable as provided herein.

      SECTION 2-1(d) of the Loan Agreement is amended to read as follows:
         (d) The proceeds of borrowings under the Revolving Credit shall be used solely in accordance with the Business Plan for working capital purposes of the Borrower and general corporate purposes, all solely to the extent permitted by the within Agreement. No proceeds of the Revolving Credit may be used, directly or indirectly, to repay any of the principal owed under the Tranche B Loan.

       SECTION 2-1 of the Loan Agreement is amended by the addition of the following as Section (e) thereof:

         (e) Commencing on October 1, 1999, and at all times thereafter, the aggregate of (i) the unpaid principal balance of Loan Account plus (ii) the stated amount of outstanding L/C's plus (iii) Availability Reserves, shall not exceed 85% of the appraised value of Acceptable Inventory as stated on the then most recent inventory appraisal. The Borrower's compliance with this Section 2-1(e) may be measured, in the Agent's discretion, by synthetic appraised values for up to six months after the date of the subject appraisal, which synthetic appraised values shall be determined by the application of an analytical methodology which is consistent with standard industry practice and shall be based on the



                                     ..5..

Business Plan; the Borrower's financial statements and performance; and current operating trends . The foregoing limitation (herein, the "UMBRELLA CAP") shall take effect on not less than Ten (10) Business Days notice by the Agent to the Borrower of the then effective appraised value or synthetic appraised value of the Borrower's Acceptable Inventory and any change to the Umbrella Cap shall likewise taken effect on not less than Ten (10) Business Days notice by the Agent to the Borrower of the then effective appraised value or synthetic appraised value of the Borrower's Acceptable Inventory.


       SECTION 2-9(b) of the Loan Agreement is amended to read as follows:

         (b) The Borrower, without notice or demand from the Agent or any Lender, shall pay the Agent those amounts, from time to time, which are necessary, as follows:

            (i) So that the unpaid balance of the Loan Account does not exceed Borrowing Base, provided, however, in the event that, solely by reason of the creation of one or more Reserves not extant when a Revolving Credit Loan is made, the unpaid principal balance of the Loan Account exceeds the Borrowing Base, then the Borrower shall have up to ten (10) Business Days from the date on which the Loan Account first so exceeded the Borrowing Base by reason of such creation, to cause the unpaid principal balance of the Loan Account to not exceed Borrowing Base (during which period, neither the Agent nor any Lender shall have any obligation to make any advance under the Revolving Credit nor to provide any other financial accommodations contemplated by this Agreement). The adjustment or resetting of a then existing Reserve, by reason of changed circumstances, shall not be deemed the creation of a Reserve as to which the foregoing proviso shall apply.

            (ii) So that the Borrower is in compliance with the Umbrella Cap described in Section 2-1(e).

            (ii) So that the Borrower is in compliance with the BaseLine Covenant. Any payments made pursuant to this Section 2-9(b) shall be applied first to Base Margin Loans and only then to Libor Loans.

       SECTION 4-4(b) of the Loan Agreement is amended to read as follows:

         (b) The Borrower's Year 2000 Problem is described on EXHIBIT 4-4, annexed hereto. The Borrower will cure its Year 2000 Problem by no later than August 31, 1999.

       SECTION 4-5(a) of the Loan Agreement is amended so that its introductory provision reads as follows:

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


         (a) At the execution of this Agreement, the Collateral, and the books, records, and papers of Borrower pertaining thereto, are kept and maintained only at the Borrower's chief executive offices at

       SECTION 4-5(b)(iii) of the Loan Agreement is amended to read as follows:

            (iii) store and transport the Collateral to and from such locations and utilize such of the Collateral as is removed from such locations in the ordinary course of business (such as motor vehicles).

       SECTION 4-5(e) of the Loan Agreement is amended by the addition of the following as Section (vi) thereof:

            (vi) Not more than the following number of new stores may be opened during the period indicated:

               (a) July 1, 1998 to the end of the Borrower's fiscal year in
            January, 1999: 15 new Stores.

               (b) During the Borrower's fiscal year ending in January, 2000: 14 new Stores.

       SECTION 4-6(a) of the Loan Agreement is amended by the addition of the following as Section (iv) thereof:

               (iv) Encumbrances in favor of the Tranche B Lender.

      SECTION 4-7 of the Loan Agreement is amended by the addition of the following as Section (d) thereof:

            (d) Indebtedness on account of the Tranche B Loan. The Borrower shall not amend any of the Tranche B Loan Documents, except upon the prior written consent of the Agent in each instance.

       SECTION 4-24(a) of the Loan Agreement is amended to read as follows:
       (a) All financial statements furnished to the Lender by or on behalf of the Borrower have been prepared in accordance with GAAP consistently applied and present fairly the condition of the Borrower at the date(s) thereof and the results of operations and cash flows for the period(s) covered. There has been no change in the financial condition, results of operations, or cash flows of the Borrower since the date(s) of such financial statements, other than changes in the ordinary course of business,



                                     ..7..

which changes have not been materially adverse, either singularly or in the aggregate which has not been disclosed in writing to the Agent and each Lender prior to the execution of the within Agreement.

       SECTION 5-3(a)(iii) of the Loan Agreement is amended to read as follows:

               (iii) Any failure of the Borrower to make payment to any creditor, which payment, when aggregated with all other payments claimed by that creditor to be due to that creditor, aggregates more than $250,000.00 prior to such amount's becoming more than the following number of days past customary payment dates of such creditor (other than the failure to make such payment on account of a bona fide good faith dispute with the subject creditor): (x) if prior to October 1, 1998, sixty (60) days; (y) if after October 1, 1998, thirty (30) days.

       SECTION 5-3(a) of the Loan Agreement is amended by the addition of the following Section thereof:

               (ix) The occurrence of any "Event of Default" (within the meaning of the Tranche B Loan Agreement) or of any Suspension Event.

       SECTION 5-6(a)(i) of the Loan Agreement is amended to read as follows:

               (i) For all of its fiscal months, other than its fiscal January, the Borrower shall provide the following within fifteen (15) days of the end of the previous month and for its fiscal January, the Borrower shall provide the following within thirty (30) days of the end of the previous month:

       SECTION 5-6(a)(ii)(F) AND (G) are amended  to read as follows:

                          (F) Omitted.

                          (G) Omitted.

       SECTION 5-10 of the Loan Agreement is amended by the addition of the following preamble:

            In all events, each of the limits (if any) on the number of events which may take place in any Twelve (12) month period, and each "cap" (if any) on costs and expenses for which the Borrower is obligated, as included in this Section 5-10 shall be applied as if the like event or payment of such costs and expenses, under the cognate styled Section of the Tranche B Loan Agreement had taken place or been made under this
       Section 5-10, it being the intention of the parties that the Borrower shall not be subjected to a doubling of the number of such events or of



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      such costs and expenses by reason of the inclusion of such requirements in the Tranche B Loan Agreement and in this Section 5-10.

      SECTION 5-10(c) of the Loan Agreement is amended to read as follows:
            (c) The Borrower shall permit the Agent to obtain appraisals of the Borrower's Inventory, conducted by such appraisers as are satisfactory to the Agent. Provided that no Suspension Event has occurred, the Borrower shall be obligated to reimburse the Agent for not more than (i) $55,000.00 of the fees charged, in any twelve (12) month period, plus (ii) reasonable out of pocket expenses. In the event that a Suspension Event has occurred, the Borrower shall reimburse the Agent for the fees and expenses for each such appraisal without regard to the forgoing fee cap. The Agent shall provide the Borrower with a copy of each appraisal obtained pursuant to this Section 5-10(c) promptly following receipt by the Agent. Notwithstanding any input which may be provided to the appraiser by or on behalf of the Agent in connection with the preparation of the subject appraisal and the conclusions and recommendations included therein, each such appraisal, conclusions, and recommendations, shall be deemed to have been prepared and provided by a Person which, as to the Agent, is an independent contractor.

      SECTION 5-12 of the Loan Agreement is amended to read as follows:

      5-12. Financial Performance Covenants. The Borrower shall observe and comply with those financial performance covenants set forth on EXHIBIT 5-12, annexed hereto. Compliance with such financial performance covenants shall be made as if no Material Accounting Changes had been made. The Agent may determine the Borrower's compliance with such covenants based upon financial reports and statements provided by the Borrower to the Agent (whether or not such financial reports and statements are required to be furnished pursuant to the within Agreement).

      ARTICLE 5 of the Loan Agreement is amended by the addition of the following as Section 5-11A thereof:

      5-11A. Coordination with Tranche B Lender
      (a) The Agent shall endeavor to coordinate the application of the financial reporting requirements included in the Loan Documents with those which are imposed upon the Borrower under the Tranche B Loan Documents, with a view towards the containment of compliance costs to, and avoidance of the imposition of redundant compliance burdens on, the Borrower on account of such financial reporting requirements imposed under the Tranche B Loan documents and those which are included herein.


                                     ..9..

            (b) The Borrower hereby consents to and authorizes the Agent to provide the Tranche B Lender with copies of all financial statements, reports, analysis, inventory appraisals, field audits, and other materials received or developed by or for the Agent in the Agent's administration of the financial transaction contemplated by the Loan Documents and to share all information and opinions likewise received, developed, or reached by the Agent in such administration.


       SECTION 7-4 of the Loan Agreement is amended to read as follows:

       7-4. Proceeds and Collection of Accounts.

            (a) All Receipts constitute Collateral and proceeds of Collateral and shall be held in trust by the Borrower for the Agent; shall not be commingled with any of the Borrower's other funds; and shall be deposited and/or transferred only to the Concentration Account.

            (b) The Borrower shall cause the ACH or wire transfer to the Concentration Amount, no less frequently than daily (and whether or not there is then an outstanding balance in the Loan Account) of

               (i) the then contents of each DDA (other than the Funding Account), each such transfer to be net of any minimum balance, not to exceed, with respect to each such DDA, the aggregate of $1,000.00 plus not more than the sales deposited to that DDA since the then most recent Business Day); and

               (ii) the proceeds of all credit card charges not otherwise provided for pursuant hereto.

At the Agent's request, from time to time, telephone advice (confirmed by written notice) shall be provided to the Agent on each Business Day on which any such transfer is made.

               (c) In the event that, notwithstanding the provisions of this
       Section 7-4, the Borrower receives or otherwise has dominion and control of any Receipts, or any proceeds or collections of any Collateral, at a time when such Receipts are to be transferred to the Concentration Account, such Receipts, proceeds, and collections shall be held in trust by the Borrower for the Agent and shall not be commingled with any of the Borrower's other funds or deposited in any account of the Borrower other than as instructed by the Agent.

       SECTION 10-6 of the Loan Agreement is amended by the addition of the following as Section (c) thereof:

            (c) The occurrence of any "Event of Default" within the meaning of the Tranche B Loan Agreement.

       SECTION 12-1 of the Loan Agreement is amended so that the following notice addresses, included therein, read as follows:


                                     ..10..

     If to the Agent:


          BankBoston Retail Finance Inc., Agent
          40 Broad Street
          Boston, Massachusetts 02109
          Attention :  Mr. Michael Pizette
                       Director
          Fax       :  617 434-4312

      Copies of Notices to the Borrower:

          Sonnenschein, Nath & Rosenthal
          8000 Sears Tower
          Chicago, Illinois 60606
          Attention : Neal Aizenstein, Esquire and Attorney Victoria Gilbert
          Fax       : 312 876-7934



       SECTION 14-7 of the Loan Agreement is amended by the addition of the following Section:

         (e) Prior to, or within a reasonable period after, the Agent's charging any cost or expense to the Borrower as provided in this Section 14-7, the Agent shall provide the Borrower with a copy of the invoice against which such cost or expense was so charged or other written explanation of such charge or expense.

       EXHIBIT 4-4, annexed to this First Amendment, is added as EXHIBIT 4-2 of the Loan Agreement.

       EXHIBIT 5-12, annexed to this First Amendment, is added as EXHIBIT 5-12 of the Loan Agreement.

       2. CONDITIONS TO EFFECTIVENESS OF AMENDMENT

       The within Amendment shall be effective if each of the following conditions is satisfied on or before July 31, 1998 and on the date on which such amendment is to take effect, no Event of Default (as defined in the Loan Agreement) is extant:

       (1) Receipt by the Agent of a Certificate setting forth the text of the resolutions adopted by the Directors of the Borrower authorizing the Borrower's execution of the within Amendment, and attesting to the authority of the persons who executed the within Amendment on behalf of the Borrower.

       (2) Receipt by the Agent of a Certificate, executed by the Borrower's President and its Chief Financial Officer, respectively confirming that no Event of Default has occurred.

       (3) Receipt by the Agent of an opinion of counsel to the Borrower as to the due execution and effectiveness of the within Amendment (which opinion is subject only to the same qualifications as had been included in the opinion delivered by that counsel at the initial execution of the Loan Agreement).



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



            (4) Satisfaction of all Conditions Precedent to the closing on the Tranche B Loan (as defined in the foregoing Amendment (or the due waiver of one or more of such Conditions Precedent by the Tranche B Lender (likewise so defined)).

         The Borrower hereby represents that, at the execution of the within Agreement, no Event of Default has occurred.

         Except as amended hereby, all terms and provisions of the Loan Agreement, as originally executed, shall remain in full force and effect.


                                     ..12..

                         FACTORY CARD OUTLET OF AMERICA, LTD.
                                                 ("BORROWER")

                          By_________________________________

                  Print Name:________________________________

                       Title:________________________________



                               BANKBOSTON RETAIL FINANCE INC.
                                                    ("AGENT")

                          By_________________________________

                  Print Name:________________________________

                       Title:________________________________

                  The "LENDERS"

                               BANKBOSTON RETAIL FINANCE INC.

                          By_________________________________

                  Print Name:________________________________

                       Title:________________________________


                            BANKAMERICA BUSINESS CREDIT, INC.

                          By_________________________________

                  Print Name:________________________________

                       Title:________________________________



                                     ..13..